EXHIBIT 10.4

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of April 5, 2024 by and among Protara Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and the several purchasers signatory hereto (each, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are parties to a Subscription Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Purchasers are purchasing (i) shares of common stock, par value $0.001 per share (the “Common Stock”) of the Company, (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase shares of Common Stock (the “Pre-Funded Warrant Shares”) with an exercise price equal to $0.001 per Pre-Funded Warrant Share and (iii) warrants (the “Common Warrants”, and together with the Pre-Funded Warrants, the “Warrants”) to purchase shares of Common Stock (the “Common Warrant Shares”, and together with the Pre-Funded Warrant Shares, the “Warrant Shares”) with an exercise price equal to $5.25 per Common Warrant Share; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Purchasers as set forth below.

NOW, THEREFORE, in consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1 Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1.

“Affiliate” has the meaning ascribed to it in the Purchase Agreement.

“Allowed Delay” has the meaning set forth in Section 2.1(b)(ii).

“Board” means the board of directors of the Company.

“Business Days” has the meaning ascribed to such term in the Purchase Agreement.

“Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

“Effective Date” means the date that a Registration Statement filed pursuant to Section 2.1(a) is first declared effective by the SEC.

“Effectiveness Deadline” means, with respect to the Shelf Registration Statement or New Registration Statement, the seventy-fifth (75th) calendar day following the Closing Date (or, in the event the SEC reviews and has written comments to the Shelf Registration Statement or the New Registration Statement, the one hundred twentieth (120th) calendar day following the Closing Date); provided, however, that if the Company is notified by the SEC (either orally or in writing, whichever is earlier) that the Shelf Registration Statement or the New Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Shelf Registration Statement or New Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business; provided, further, that if the SEC is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same amount of days that the SEC remains closed for operations.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Filing Deadline” has the meaning set forth in Section 2.1(a).

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

“Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act, relating to an offer of Registrable Securities.

“Holder” means any Purchaser or its permitted assignee owning or having the right to acquire Registrable Securities.

“National Exchange” has the meaning ascribed to such term in the Purchase Agreement.

“New Registration Statement” has the meaning set forth in Section 2.1(a).

“Participating Holder” means with respect to any registration, any Holder of Registrable Securities covered by the applicable Registration Statement.

“Person” has the meaning ascribed to such term in the Purchase Agreement.

“Prospectus” means the prospectus included in any Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Shelf Registration Statement in reliance upon Rule 430A or Rule 430B promulgated under the Securities Act), all amendments and supplements to such prospectus, including pre- and post-effective amendments to such Registration Statement, and all other material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” means the Shares, the Warrant Shares and any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend, recapitalization, or other distribution or similar event with respect to, or in exchange for or in replacement of, such Shares or Warrant Shares. Notwithstanding the foregoing, the Shares, Warrant Shares or any such Common Stock, as applicable, shall cease to be Registrable Securities for all purposes hereunder upon the earliest to occur of the following: (A) the sale by any Person of such Shares, Warrant Shares or any such Common Stock, as applicable, to the public either pursuant to a registration statement under the Securities Act or under Rule 144 (in which case, only such Shares, Warrant Shares or any such Common Stock, as applicable, sold shall cease to be Registrable Securities) or (B) such Shares, Warrant Shares or any such Common Stock, as applicable, becoming eligible for sale by the Holder pursuant to Rule 144 without restriction as to volume or manner of sale.

“Registration Statement” means any registration statement filed by the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement filed with, or to be filed with, the SEC under the rules and regulations promulgated under the Securities Act, including the related Prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Registration Expenses” has the meaning set forth in Section 2.3.

“Remainder Registration Statement” has the meaning set forth in Section 2.1.

“Rule 144” means Rule 144 as promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

“SEC” or “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“SEC Guidance” means any publicly available written or oral guidance, comments, requirements or requests of the Commission staff under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Shares” means the shares of Common Stock issued pursuant to the Purchase Agreement.

“Shelf Registration Statement” has the meaning set forth in Section 2.1(a).

“Transaction Documents” means this Agreement and the Purchase Agreement, all exhibits and schedules thereto and hereto and any other documents or agreement executed in connection with the transactions contemplated hereunder or thereunder.

2 Registration Rights.

2.1 Shelf Registration.

(a) Registration Statements.  On or prior to thirty (30) days following the Closing Date (as defined in the Purchase Agreement) (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration of the resale of the Registrable Securities) for the resale of the Registrable Securities pursuant to an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Shelf Registration Statement”). Such Shelf Registration Statement shall, subject to the limitations of Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration of the resale of the Registrable Securities), include the aggregate amount of Registrable Securities to be registered therein and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Shelf Registration Statement) the “Plan of Distribution” in substantially the form attached hereto as Annex A. To the extent the staff of the SEC does not permit all of the Registrable Securities to be registered on the Shelf Registration Statement filed pursuant to this Section 2.1(a) or for any other reason any Registrable Securities are not then included in a Registration Statement filed under this Agreement, the Company shall (i) promptly inform each of the Holders thereof and file amendments to the Shelf Registration Statement as required by the Commission or (ii) withdraw the Shelf Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Manual of Publicly Available Telephone Interpretations D.29. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the SEC for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced, in the case that the resale of some Shares and/or Warrant Shares may be registered, to the Holders on a pro rata basis based on the total number of unregistered Shares and/or Warrant Shares held by such Holders, subject to a determination by the Commission that certain Holders must be reduced first based on the number of Shares and/or Warrant Shares held by such Holders. In the event the Company amends the Shelf Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its reasonable best efforts to file with the SEC, as promptly as allowed by the SEC or SEC Guidance provided to the Company or to registrants of securities in general, one or more Registration Statements on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration of the resale of the Registrable Securities) to register the resale of those Registrable Securities that were not registered for resale on the Shelf Registration Statement (the “Cut Back Shares”), as amended, or the New Registration Statement (the “Remainder Registration Statement”). From and after such date as the Company is able to effect the registration of the resale of such Cut Back Shares in accordance with any SEC Guidance applicable to such Cut Back Shares (the “Restriction Termination Date”), all of the provisions of this Section 2.1(a) (including the Company’s obligations with respect to the filing of a Registration Statement and its obligations to use reasonable best efforts to have such Registration Statement declared effective within the time periods set forth herein) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for such Cut Back Shares shall be fifteen (15) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares shall be the forty-fifth (45th) calendar day after the Restriction Termination Date (or the ninetieth (90th) calendar day if the Commission reviews and provides written comments on such Remainder Registration Statement) provided, however, that if the Company is notified by the SEC (either orally or in writing, whichever is earlier) that the Remainder Registration Statement will not be reviewed or is no longer subject to further review and comments, the effectiveness deadline as to such Remainder Registration Statement shall be the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above. In no event shall any Participating Holder be identified as a statutory underwriter in any Registration Statement unless in response to a comment or request from the staff of the SEC; provided, however, that if the SEC requests that a Participating Holder be identified as a statutory underwriter in any Registration Statement, such Holder will have an opportunity, in its sole and absolute discretion, to either (i) withdraw from such Registration Statement upon its prompt written request to the Company or (ii) be included as such in such Registration Statement.

(b) Effectiveness.

(i) The Company shall use reasonable best efforts to have the Shelf Registration Statement or New Registration Statement declared effective as soon as practicable but in no event later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its reasonable best efforts to keep the Shelf Registration Statement or New Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner-of-sale restrictions pursuant to Rule 144, without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent (the “Effectiveness Period”). The Company shall notify the Purchasers by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement or post-effective amendment thereto is declared effective and shall simultaneously provide the Purchasers with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(ii) On no more than two occasions and for not more than forty-five (45) consecutive days or for a total of not more than ninety (90) days, in each case in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Purchaser in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of a Purchaser) disclose to such Purchaser any material non-public information giving rise to an Allowed Delay, (b) advise the Purchasers in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

(c) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) file a New Registration Statement on another appropriate form reasonably acceptable to Holder and register the resale of the Registrable Securities on such New Registration Statement and (ii) undertake to register the resale of the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of such New Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.

2.2 Piggyback Registrations; Prohibition on Filing other Registration Statements.

(a) If at any time after the Shelf Registration Statement is declared effective and prior to the expiration of the Effectiveness Period, there is not then an effective Registration Statement covering all of the Registrable Securities, and the Company determines to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others of any of its equity securities, then the Company shall send to each Holder written notice of such determination and, if within 15 days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of the Registrable Securities such Holder requests to be registered.

(b) The Company shall have the right, in its sole discretion, to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include Registrable Securities in such registration.

(c) Prior to the Effective Date of the Shelf Registration Statement or the expiration of the Effectiveness Period, whichever is the first to occur, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities and the Company shall not enter into any agreement providing any such right to any of its security holders. The Company shall not enter into an agreement obliging the Company to register the resale of Common Stock and shall not file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities other than a registration statement on Form S-8 or, in connection with an acquisition, on Form S-4 until the earlier of (i) the date that is thirty (30) days after the date the Shelf Registration Statement in the first sentence of this clause (c) is declared effective or (ii) the date that all Registrable Securities are eligible for resale by non-affiliates without volume or manner of sale restrictions under Rule 144 and without the requirement for the company to be in compliance with the current public information requirements under Rule 144. For the avoidance of doubt and notwithstanding anything to the contrary in the foregoing provisions of this Section 2.2(c), the Company shall not be prohibited (i) from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder, (ii) from filing amendments to registration statements filed prior to the date of this Agreement or (iii) from filing prospectus supplements relating to any offering of securities of the Company pursuant to any registration statement filed by the Company prior to the date of this Agreement.

2.3 Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement shall be paid by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement, other than underwriting discounts or commissions, if any, deducted from the proceeds in respect of any Registrable Securities, including (i) all registration and filing fees (including fees, expenses, disbursements of the Company’s counsel and independent registered public accountants), and any other fees and expenses associated with filings required to be made with the SEC, FINRA or any other regulatory authority (including any National Exchange (as defined in the Purchase Agreement) on which the Common Stock is then listed or designated for trading) and, if applicable, the fees and expenses of any “qualified independent underwriter” as such term is defined in NASD Rule 2720 (or any successor provision) and of its counsel, (ii) all fees and expenses in connection with compliance with any securities or “Blue Sky” laws (including fees, expenses and disbursements of counsel for the underwriters in connection with “Blue Sky” qualifications or exemptions of the Registrable Securities or the resale thereof), (iii) all printing, duplicating, word processing, messenger, telephone, facsimile and delivery expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses and Free Writing Prospectuses), (iv) all fees, expenses and disbursements of counsel for the Company and of all independent certified public accountants of the Company (including the expenses of any special audit and cold comfort letters required by or incident to such performance), (v) Securities Act liability insurance or similar insurance if the Company so desires or the underwriters so require in accordance with then-customary underwriting practice, (vi) all fees and expenses incurred in connection with the listing of Registrable Securities on any securities exchange or quotation of the Registrable Securities on any inter-dealer quotation system, (vii) any reasonable fees and disbursements of underwriters customarily paid by issuers of securities, (viii) all fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, (ix) all of the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (x) all expenses related to the “road-show” for any underwritten offering, including all travel, meals and lodging, (xi) all reasonable fees and disbursements of one legal counsel for the Participating Holders, as selected by the Purchasers, in an amount not to exceed $25,000 in the aggregate during the term of this Agreement, and (xii) any other fees and disbursements customarily paid by the issuers of securities. All such expenses are referred to herein as “Registration Expenses.” The Company shall not be required to pay any underwriting discounts and commissions and transfer taxes, if any, attributable to the sale of Registrable Securities.

2.4 Company Obligations. The Company will use reasonable best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a) prepare the required Registration Statement including all exhibits and financial statements required under the Securities Act to be filed therewith, and before filing a Registration Statement, Prospectus or any Free Writing Prospectus, or any amendments or supplements thereto, (x) furnish to the Participating Holders, if any, copies of all documents prepared to be filed, which documents shall be subject to the review of such Participating Holders and their respective counsel and (y) except in the case of a registration under Section 2.2, not file any Registration Statement or Prospectus or amendments or supplements thereto to which any Participating Holders shall reasonably object;

(b) file with the SEC a Registration Statement relating to the Registrable Securities including all exhibits and financial statements required by the SEC to be filed therewith, and use reasonable best efforts to cause such Registration Statement to become effective under the Securities Act;

(c) prepare and file with the SEC such pre- and post-effective amendments to such Registration Statement, supplements to the Prospectus and such amendments or supplements to any Free Writing Prospectus as may be (x) reasonably requested by any Participating Holder or (y) necessary to keep such registration effective for the period of time required by this Agreement, and comply with provisions of the applicable securities laws with respect to the sale or other disposition of all securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the sellers thereof set forth in such Registration Statement;

(d) promptly notify the Participating Holders, and (if requested) confirm such advice in writing and provide copies of the relevant documents, as soon as reasonably practicable after notice thereof is received by the Company no later than one (1) trading day following the date (A) when the applicable Registration Statement or any amendment thereto has been filed or becomes effective, and when the applicable Prospectus or Free Writing Prospectus or any amendment or supplement thereto has been filed, (B) of any written comments by the SEC or any request by the SEC for amendments or supplements to such Registration Statement, Prospectus or Free Writing Prospectus or for additional information, (C) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC preventing or suspending the use of any preliminary or final Prospectus or any Free Writing Prospectus or the initiation or threatening of any proceedings for such purposes, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction and (E) of the receipt by the Company of any notification with respect to the initiation or threatening of any proceeding for the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction;

(e) promptly notify the Participating Holders when the Company becomes aware of the happening of any event as a result of which the Registration Statement, the Prospectus included in such Registration Statement (as then in effect) or any Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such Prospectus, any preliminary Prospectus or any Free Writing Prospectus, in light of the circumstances under which they were made) not misleading, when any Free Writing Prospectus includes information that may conflict with the information contained in the Registration Statement, or, if for any other reason it shall be necessary during such time period to amend or supplement such Registration Statement, Prospectus or Free Writing Prospectus in order to comply with the Securities Act and, in either case as promptly as reasonably practicable thereafter, prepare and file with the SEC and furnish without charge to the Participating Holders an amendment or supplement to such Registration Statement, Prospectus or Free Writing Prospectus which shall correct such misstatement or omission or effect such compliance; provided that, such notice shall not, without the consent of a Participating Holder, disclose to such Participating Holder any material non-public information;

(f) promptly incorporate in a Prospectus supplement, Free Writing Prospectus or post-effective amendment to the applicable Registration Statement such information as the Participating Holders reasonably request to be included therein relating to the plan of distribution with respect to such Registrable Securities, and make all required filings of such Prospectus supplement, Free Writing Prospectus or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such Prospectus supplement, Free Writing Prospectus or post-effective amendment;

(g) furnish to each Participating Holder, without charge, as many conformed copies as such Participating Holder may reasonably request of the applicable Registration Statement and any amendment or post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

(h) deliver to each Participating Holder, without charge, as many copies of the applicable Prospectus (including each preliminary Prospectus), any Free Writing Prospectus and any amendment or supplement thereto as such Participating Holder may reasonably request (it being understood that the Company consents to the use of such Prospectus, any Free Writing Prospectus and any amendment or supplement thereto by such Participating Holder in connection with the offering and sale of the Registrable Securities thereby) and such other documents as such Participating Holder may reasonably request in order to facilitate the disposition of the Registrable Securities by such Participating Holder;

(i) on or prior to the date on which the Registration Statement is declared effective, use its reasonable best efforts to register or qualify, and cooperate with the Participating Holders and their respective counsel, in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or “Blue Sky” laws of each state and other jurisdiction of the United States as any Participating Holder or their respective counsel reasonably request in writing and do any and all other acts or things reasonably necessary or advisable to keep such registration or qualification in effect for such period as required by this Agreement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject;

(j) cooperate with the Participating Holders to facilitate the timely preparation and delivery of certificates or book entry statements, as applicable, representing Registrable Securities to be sold and not bearing any restrictive legends, and enable such Registrable Securities to be in such denominations and registered in such names as may be requested at least one (1) Business Day prior to any sale of Registrable Securities;

(k) use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

(l) make such representations and warranties to the Participating Holders in form, substance and scope as are customarily made by issuers in secondary underwritten public offerings;

(m) enter into such customary agreements (including underwriting and indemnification agreements) and take all such other actions as the Purchasers reasonably request in order to expedite or facilitate the registration and disposition of such Registrable Securities;

(n) obtain for delivery to the Participating Holders (i) an opinion or opinions from counsel for the Company dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the underwriting agreement and (ii) in the event of any underwritten offering, a “comfort” letter signed by the independent public accountants who have certified the Company’s financial statements included in, or incorporated by reference into, the Registration Statement, on such date or dates as may be required under the underwriting agreement, in each case in customary form, scope and substance, which opinions and auditor comfort letters shall be reasonably satisfactory to such Participating Holders or underwriters, as the case may be, and their respective counsel;

(o) cooperate with each Participating Holder participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA or any other securities regulatory authority;

(p) use its reasonable best efforts to comply with all applicable securities laws and make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

(q) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;

(r) use reasonable best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which any of the Common Stock is then listed or quoted and on each inter-dealer quotation system on which any of the Common Stock is then quoted;

(s) the Company shall make available, during normal business hours, for inspection and review by the Purchasers, advisors, accountants and attorneys to and representatives of the Purchasers (who may or may not be affiliated with the Purchasers and who are reasonably acceptable to the Company) (collectively, the “Inspectors”), all financial and other records, all SEC Reports (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company (collectively, the “Records”) as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Inspectors in connection with the Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Inspectors to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement. Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Purchasers or any other Inspector, unless prior to disclosure of such information the Company identifies such information as being material non-public information for review and any Purchaser wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto, provided that in connection with an underwritten offering any Purchaser wishing to obtain such information will negotiate with the Company in good faith with respect to such confidentiality agreement;

(t) with a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep adequate current public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the date as all of the Registrable Securities may be sold pursuant to Rule 144 or any other rule of similar effect by the holders thereof without restriction as to volume or manner of sale, and without the requirement that the Company be in compliance with the current public information requirement of Rule 144 or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and

(u) otherwise use commercially reasonable rules and regulations of the SEC under the Securities Act and the Exchange Act, including Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Participating Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Participating Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

2.5 Obligations of the Purchasers.

(a) Each Purchaser shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of the resale of such Registrable Securities and shall execute such customary documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. A Purchaser shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement.

(b) Each Purchaser, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Purchaser agrees that, upon receipt of written notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2.1(b) or (ii) the happening of an event pursuant to Sections 2.4(d) and 2.4(e) hereof, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Purchaser is advised by the Company that such dispositions may again be made.

2.6 Indemnification.

(a) Indemnification by the Company. The Company will, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Purchaser and its officers, directors, partners, managers, representatives, brokers, equity holders, principals, managers, portfolio managers, trustees, predecessors, subsidiaries, attorneys, advisors, investment advisers, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser or any Affiliate thereof within the meaning of the Securities Act and each of their respective Affiliates (each a “Purchaser Indemnified Person”), to the fullest extent permitted by applicable law, against any and all losses, claims, damages, liabilities, obligations and expenses (including reasonable attorney fees, judgments, amounts paid in settlements and court costs) (collectively, “Losses”), actually incurred, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof or arising out, based upon, as a result of or relating to any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; (ii) any “Blue Sky” application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Purchaser’s behalf and will reimburse such Purchaser Indemnified Person, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating, defending, preparing to defend, providing evidence in, preparing to serve or serving as witness with respect to, settling, compromising or paying any such Loss or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon or in conformity with information furnished by such Purchaser or any such controlling Person in writing specifically for use in such Registration Statement or Prospectus or amendment or supplement thereto and such information was reviewed and approved in writing by such Purchaser expressly for use in such Registration Statement or Prospectus (it being understood that the Purchaser has approved Annex A hereto for this purpose).

(b) Indemnification by the Purchasers. Each Purchaser agrees, severally but not jointly with any other Purchaser, to indemnify, defend and hold harmless, to the fullest extent permitted by law, the Company and its officers, directors, partners, managers, representatives, brokers, equity holders, principals, managers, portfolio managers, trustees, predecessors, subsidiaries, attorneys, advisors, investment advisers, members, employees and agents, successors and assigns, and each other person, if any, who controls such Purchaser or any Affiliate thereof within the meaning of the Securities Act and each of their respective Affiliates, to the fullest extent permitted by applicable law, against any and all Losses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is made in reliance upon or in conformity with any information furnished in writing by such Purchaser to the Company specifically for use in such Registration Statement or Prospectus or amendment or supplement thereto and such information was reviewed and approved in writing by such Purchaser expressly for use in such Registration Statement or Prospectus (it being understood that the Purchaser has approved Annex A hereto for this purpose). In no event shall the aggregate liability of a Purchaser under this Section 2.6 be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Purchaser in connection with any and all claims and obligations relating to this Section 2.6 and the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission) received by such Purchaser upon the sale of the Registrable Securities included in the Registration Statement giving rise to such obligations.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party (provided, however, that such indemnified party shall, at the expense of the indemnified party, be entitled to counsel of its own choosing to monitor such defense); provided that, subject to the preceding sentence, any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed to pay such fees or expenses, or (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (C) in the reasonable judgment of any such Person, based upon written advice of its counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties, except as provided for in the preceding sentence. No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, conditioned or delayed, effect any settlement of or consent to the entry of any judgment with respect to any proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability in respect of or arising out of such claims or proceedings that are the subject matter of such proceeding, (ii) imposes no liability or obligation on the indemnified party and (iii) does not include any admission of fault, culpability, wrongdoing or malfeasance by or on behalf of the indemnified party.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No Person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person not guilty of such fraudulent misrepresentation. In no event shall the aggregate obligation of a holder of Registrable Securities under this Section 2.6 be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any and all claims and obligations relating to this Section 2.6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such obligation.

2.7 Delay in Filing or Effectiveness of Shelf Registration Statement. If the Shelf Registration Statement, a New Registration Statement (if required pursuant to Section 2.1(a) and/or Section 2.1(c)) or a Remainder Registration Statement is not filed on or prior to the Filing Deadline or is not declared effective by the SEC on or prior to the Effectiveness Deadline, then for each day following the Filing Deadline or Effectiveness Deadline, as applicable, until but excluding the date the Company files the Shelf Registration Statement or such New Registration Statement, as applicable, or the SEC declares the Shelf Registration Statement or such New Registration Statement, as applicable, effective, as the case may be, the Company shall, for each such day, pay each Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount per thirty (30)-day period equal to 1.0% of the purchase price paid by such Purchaser for its Shares and Warrant Shares pursuant to this Agreement (calculated on a daily pro rata basis for any portion of such thirty (30)-day period prior to the cure of such failure); and for any such thirty (30)-day period (or earlier period if such failure is cured prior to thirty (30) days), such payment shall be made no later than three (3) Business Days following such thirty (30)-day period (or earlier period if such failure is cured prior to thirty (30) days). Notwithstanding the foregoing provisions, in no event shall the amount of Liquidated Damages payable by the Company to any Purchaser pursuant to this Section 2.7 exceed, in the aggregate, five percent (5.0%) of the aggregate purchase price paid by such Purchaser pursuant to this Agreement. Such payments shall be made to each Purchaser in cash.

2.8 Legend Removal. The Company shall, at its sole expense, upon appropriate notice from a Purchaser stating that Registrable Securities have been sold pursuant to an effective Registration Statement, under Rule 144, or any other exemption from the registration requirements under the Securities Act, within one (1) Business Day of such notice, cause its transfer agent to timely prepare and deliver certificates or book-entry shares representing the Securities to be delivered to a transferee pursuant to such sale, which certificates or book-entry shares shall be free of any restrictive legends and in such denominations and registered in such names as such Purchaser may request. Further, the Company shall, at its sole expense, cause its legal counsel or other counsel satisfactory to the transfer agent to provide opinions as may reasonably be required by the transfer agent in connection with the removal of legends, subject to the requirements under the Securities Act and the rules and regulations promulgated thereunder. A Purchaser may request that the Company remove, and the Company agrees to authorize the removal of, any legend from such Securities, following the delivery by such Purchaser to the Company or the Company’s transfer agent of either a legended certificate representing such Securities or, if the Securities are issued in book-entry form, a written request for legend removal: (i) following any sale of such Securities pursuant to Rule 144 or any other applicable exemption from the registration requirements under the Securities Act, (ii) if such Securities are eligible for sale under Rule 144(b)(1) or (iii) such Securities have been sold or transferred pursuant to an effective registration statement. If a legend removal request is made pursuant to the foregoing, the Company will, no later than one (1) Business Day following the delivery by such Purchaser to the Company or the Company’s transfer agent of a legended certificate representing such Securities (or a request for legend removal, in the case of Securities issued in book-entry form), deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive legends or an equivalent book-entry position, as requested by such Purchaser. Certificates for Securities free from all restrictive legends may be transmitted by the Company’s transfer agent to such Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) as directed by such Holder. If the Purchaser effects a transfer of the Securities in accordance with Section 2.8, the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Holder to effect such transfer. Each Purchaser hereby agrees that the removal of the restrictive legend pursuant to this Section 2.8 is predicated upon the Company’s reliance that such Purchaser will sell any such Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and the Purchaser shall deliver a certificate reasonably satisfactory to the Company to the foregoing effect. Prior to the Company and its transfer agent agreeing to a form of representation letter to be given in connection with any legend removal opinion, the Company shall allow each Purchaser to review such form and shall cooperate, reasonably and in good faith, and accept reasonable comments thereto from the Purchasers.

2.9 Termination of Registration Rights. The registration rights provided to the Holders under Section 2 shall terminate in their entirety upon the earlier to occur of: (i) the date that is five (5) years from the Effective Date; or (ii) at such time as there are no Registrable Securities. Notwithstanding the foregoing, (i) Sections 2.3, 2.6, 2.8 and 3 shall survive the termination of such registration rights, and (ii) the termination of the registration rights under Section 2 shall not relieve the Company of the obligations of timely paying the Liquidated Damages under Section 2.7 accrued but unpaid as of such termination.

3 Miscellaneous.

3.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the City of New York and State of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law and any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

3.2 Successors and Assigns. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto, the successors and permitted assigns of each Purchaser and the successors of the Company, whether so expressed or not. None of the parties hereto may assign its rights or obligations hereof without the prior written consent of the Company, except that a Purchaser may, without the prior consent of the Company, assign its rights to purchase the Securities hereunder to any of its Affiliates (provided each such Affiliate agrees to be bound by the terms of the Purchase Agreement and makes the same representations and warranties set forth in Section 3 thereof). This Agreement shall not inure to the benefit of or be enforceable by any other Person.

3.3 Entire Agreement; Amendment. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and, except as set forth below, this agreement supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof. Notwithstanding the foregoing or anything to the contrary in this Agreement this Agreement shall not supersede any confidentiality or other non-disclosure agreements that may be in place between the Company and any Purchaser as of the date hereof. Upon the approval of the Company and the unanimous written consent of the Purchasers, the obligations of the Company and the rights of the Purchasers under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Neither this Agreement, nor any provision hereof, may be changed, waived, discharged or terminated orally or by course of dealing, but only by an instrument in writing executed by the Company and each of the Purchasers holding, or having the right to purchase, the Securities purchased or to be purchased under the Purchase Agreement.

3.4 Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 12.02 of the Purchase Agreement.

3.5 Severability. If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

3.6 Headings. The headings of the Sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

3.7 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts (including counterparts delivered by facsimile or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

3.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

3.9 Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

3.10 SPECIFIC PERFORMANCE. Each of the Purchasers and the Company acknowledges and agrees that, in view of the uniqueness of the securities referenced herein, money damages will not provide an adequate remedy at law if this Agreement is not performed in accordance with its terms, and therefore agrees that, in addition to being entitled to exercise all rights provided hereunder or granted by law, including recovery of damages (money or otherwise), each of the Purchasers and the Company shall be entitled to specific performance under this Agreement, without the requirement of either proving the inadequacy of monetary damages as a remedy (or irreparable harm) or the posting of a bond. The parties hereby agree to waive in any action for specific performance of any obligation the defense that a remedy at law would be inadequate.

3.11 Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.

3.12 Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.

3.13 Variations of Pronouns. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa. In addition, the word “or” is not exclusive; the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”; and the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision.

3.14 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any Person that is not a party hereto (except to the extent contemplated by Section 3.4) nor create or establish any third party beneficiary hereto; provided, that the indemnified parties are intended third party beneficiaries of Section 2.5.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

Protara Therapeutics, Inc.

By:	/s/ Jesse Shefferman
Name:	Jesse Shefferman
Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

Acorn Bioventures, L.P.

By:	ACORN CAPITAL ADVISORS GP, LLC a Delaware limited liability company
Its:	General Partner

By	/s/ Anders Hove
Name:	Anders Hove
Title:	Managing Member

Acorn Bioventures 2, L.P.

By:	ACORN CAPITAL ADVISORS GP2, LLC a Delaware limited liability company
Its:	General Partner

By	/s/ Anders Hove
Name:	Anders Hove
Title:	Managing Member

667, L.P.

By:

BAKER BROS. ADVISORS LP, management company and investment advisor to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By	/s/ Scott Lessing
Name:	Scott Lessing
Title:	President

BAKER BROTHERS LIFE SCIENCES, L.P.

By:

BAKER BROS. ADVISORS LP, management company and investment advisor to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By	/s/ Scott Lessing
Name:	Scott Lessing
Title:	President

[Signature Page to Registration Rights Agreement]

Boxer Capital, LLC

By	/s/ Aaron Davis
Name:	Aaron Davis
Title:	Chief Executive Officer

CITADEL CEMF INVESTMENTS LTD.
By: Citadel Advisors LLC, its portfolio manager

By	/s/ Christopher Ramsay
Name:	Christopher Ramsay
Title:	Authorized Signatory

RA CAPITAL HEALTHCARE FUND, L.P.

By:	RA Capital Healthcare Fund GP, LLC
Its:	General Partner

By	/s/ Rajeev Shah
Name:	Rajeev Shah
Title:	Manager

ARMISTICE CAPITAL MASTER FUND LTD.

By	/s/ Steven Boyd
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

AVR Select LLC

By	/s/ Paul Shanley
Name:	Paul Shanley
Title:	Managing Member

CATALIO NEXUS FUND IV, LP

By:	Catalio Nexus GP IV, LLC, its general partner

By	/s/ R. Jacob Vogelstein
Name:	R. Jacob Vogelstein
Title:	Manager and Member

 [Signature Page to Registration Rights Agreement]

CATALIO PUBLIC EQUITIES MASTER FUND, LP

By:	Catalio Public Equities Fund GP, LLC, its general partner

By	/s/ R. Jacob Vogelstein
Name:	R. Jacob Vogelstein
Title:	Managing Member

Empery Asset Master, LTD

By:	Empery Asset Management, LP, its authorized agent

By	/s/ Brett S. Director
Name:	Brett S. Director
Title:	General Counsel of Empery Asset Management, LP, its authorized agent

Empery Tax Efficient, LP

By:	Empery Asset Management, LP, its authorized agent

By	/s/ Brett S. Director
Name:	Brett S. Director
Title:	General Counsel of Empery Asset Management, LP, its authorized agent

Empery Tax Efficient III, LP

By:	Empery Asset Management, LP, its authorized agent

By	/s/ Brett S. Director
Name:	Brett S. Director
Title:	General Counsel of Empery Asset Management, LP, its authorized agent

CVI INVESTMENTS, INC.

By:	Heights Capital Management, Inc., its authorized agent

By	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	President

 [Signature Page to Registration Rights Agreement]

StemPoint Capital Master Fund LP

By	/s/ Sean Tan
Name:	Sean Tan
Title:	COO, CCO, Managing Partner
Superstring Capital Master Fund LP

By	/s/ Ting Guo
Name:	Ting Guo
Title:	Managing Partner

Superstring Private Opportunities Fund I LP

By	/s/ Ting Guo
Name:	Ting Guo
Title:	Managing Partner

Velan Capital Master Fund LP

By	/s/ Adam Morgan
Name:	Adam Morgan
Title:	Chief Investment Officer

Woodline Master Fund LP

By	/s/ Erin Mullen
Name:	Erin Mullen
Title:	GC & CCO of its investment adviser

[Signature Page to Registration Rights Agreement]

Annex A

PLAN OF DISTRIBUTION

We are registering the resale of shares of common stock issued to the selling stockholders to permit the resale of these shares of common stock by the holders of the shares of common stock from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, that may involve crosses or block transactions. The selling stockholders also may use any one or more of the following methods when selling shares:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

●	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

●	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

●	through the distribution of the Shares by any selling stockholder to its partners, members or stockholders;

●	directly to one or more purchasers;

●	through delayed delivery requirements;

●	by pledge to secured debts and other obligations or any transfer upon the foreclosure under such pledge;

●	a combination of any such methods of sale; and

●	any other method permitted pursuant to applicable law.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, or any other available exemption from the registration requirements of the Securities Act, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those exemptions.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 5110.

In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our common stock made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer or agents participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the common stock. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholder and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees, expenses of compliance with state securities or “blue sky” laws and legal expenses of one counsel to the selling stockholders of up to $25,000; provided, however, that each selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with a registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

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